SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary proxy statement.

[_]  Confidential, for use of the
     commission only (as permitted by
     Rule 14a-6(e)(2)).

[_]  Definitive proxy statement.

[_]  Definitive additional materials.

[X]  Soliciting material under Rule 14a-12.

                             Wachovia Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                    Date: June 19, 2001

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

The proposed transaction will be submitted to Wachovia's and First Union's stockholders for their consideration, and on June 18, 2001 First Union filed an amended registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of Wachovia and First Union and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397), or to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).

Wachovia and First Union, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wachovia and First Union in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in Wachovia's proxy statement on
Schedule 14A, as filed with the SEC on March 19, 2001. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001. Additional information regarding the interests of those participants may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

WACHOVIA INVESTMENTS LETTER TO CUSTOMERS SERVED BY INVESTMENT CONSULTANTS

Date

[Customer Name]
[Customer Address]
[City, State, Zip]

Dear [Customer Name],

In April, Wachovia Corporation, parent company of Wachovia Securities, Inc., and First Union Corporation announced a definitive agreement to combine in a proposed merger of equals. After this merger, the resulting company will be called Wachovia Corporation, which will be headquartered in Charlotte, N.C.

On May 14, SunTrust Banks, Inc. made an unsolicited proposal to acquire Wachovia Corporation. On May 22, the Wachovia Board of Directors rejected this proposal and reaffirmed its commitment to the planned merger of equals with First Union Corporation.

We believe that the merger with First Union is compelling and is a merger of equals. The new board will be comprised of 50 percent Wachovia and 50 percent First Union directors. Senior leadership for the holding company will include key executives from both companies. We believe that the new Wachovia will be one of the strongest financial services companies in the country.

Our two companies' philosophies, business strategies, vision and values are remarkably similar. Our corporate cultures are very similar, focused on customer relationships. We share a commitment to provide exceptional customer service. Our new organization will combine two long legacies of excellence in investment services.

We value our relationship with you. We have chosen to approach the combination of our two organizations in a deliberate manner to help ensure that this transition is as seamless as possible. You will continue to receive the same high-quality service that you have come to expect.

More detailed information regarding our proposed merger is available at the Wachovia Web site, www.wachovia.com in the "Merger News" section. Please
                   ----------------
contact [IC name] at [IC phone] or call the Investor Center at 1-800-922-9008 with any questions you may have. We look forward to continuing to serve your investment needs.

Sincerely,


Terri G. Powell
Managing Director
Wachovia Investments

This letter contains forward-looking statements regarding Wachovia Corporation. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in Wachovia's filings with the Securities and Exchange Commission.

In connection with the proposed transaction with Wachovia, on June 1, 2001, First Union filed an amended registration statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus of First Union and Wachovia. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You may obtain a free copy of the registration statement and the joint proxy statement/prospectus, without charge, at the SEC's internet site (http://www.sec.gov). Copies of these documents can also be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street,
Winston-Salem, NC 27150, 888-492-6397.   Information regarding the director and
officer participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the proxy materials filed with the SEC by First Union on March 13, 2001 and by Wachovia on March 19, 2001. Additional information regarding the interests of participants in the proxy solicitation may be obtained by reading the registration statement and the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available. The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's public reports filed with the SEC.

WACHOVIA INVESTMENTS DIRECT LETTER

Date

[Customer Name]
[Customer Address]
[City, State, Zip]

Dear [Customer Name],

In April, Wachovia Corporation, parent company of Wachovia Securities, Inc., and First Union Corporation announced a definitive agreement to combine in a proposed merger of equals. After this merger, the resulting company will be called Wachovia Corporation, which will be headquartered in Charlotte, N.C.

On May 14, SunTrust Banks, Inc. made an unsolicited proposal to acquire Wachovia Corporation. On May 22, the Wachovia Board of Directors rejected this proposal and reaffirmed its commitment to the planned merger of equals with First Union Corporation.

We believe that the merger with First Union is compelling and is a merger of equals. The new board will be comprised of 50 percent Wachovia and 50 percent First Union directors. Senior leadership for the holding company will include key executives from both companies. We believe that the new Wachovia will be one of the strongest financial services companies in the country.

Our two companies' philosophies, business strategies, vision and values are remarkably similar. Our corporate cultures are very similar, focused on customer relationships. We share a commitment to provide exceptional customer service. Our new organization will combine two long legacies of excellence in investment services.

We value our relationship with you. We have chosen to approach the combination of our two organizations in a deliberate manner to help ensure that this transition is as seamless as possible. You will continue to receive the same high-quality service that you have to expect.

More detailed information regarding our proposed merger is available at the Wachovia Web site, www.wachovia.com in the "Merger News" section. Please call
                   ----------------
the Investor Center at 1-800-922-9008 with any questions you may have. We look forward to continuing to serve your investment needs.

Sincerely,

Raymond C. Mulligan
Managing Director
Wachovia Investments

This letter contains forward-looking statements regarding Wachovia Corporation. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in Wachovia's filings with the Securities and Exchange Commission.

In connection with the proposed transaction with Wachovia, on June 1, 2001, First Union filed an amended registration statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus of First Union and Wachovia. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You may obtain a free copy of the registration statement and the joint proxy statement/prospectus, without charge, at the SEC's internet site (http://www.sec.gov). Copies of these documents can also be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street,
Winston-Salem, NC 27150, 888-492-6397.   Information regarding the director and
officer participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the proxy materials filed with the SEC by First Union on March 13, 2001 and by Wachovia on March 19, 2001. Additional information regarding the interests of participants in the proxy solicitation may be obtained by reading the registration statement and the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available. The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's public reports filed with the SEC.

THE FOLLOWING NEWS RELEASE WAS ISSUED BY FIRST UNION AND WACHOVIA

   [FIRST UNION                                                   [WACHOVIA
logo appears here]                                            logo appears here]



                                  Media Contacts:
                                  First Union: Mary Eshet           704-383-7777
                                  Wachovia:    Jay E. Reed          336-732-5855

                                  Investor Contacts:
                                  First Union: Alice Lehman         704-374-4139
                                  Wachovia:    Robert S. McCoy Jr.  336-732-5926
                                               Marsha L. Smunt      336-732-5788



FIRST UNION AND WACHOVIA STATEMENT ON N.C. BUSINESS COURT RULING
----------------------------------------------------------------

First Union and Wachovia made the following statement regarding the ruling by the North Carolina Business Court today:

The judge's decision today on preliminary motions means that all parties will have the opportunity to more fully develop the factual record. We are confident we will ultimately prevail in this case. Meanwhile, we continue to be focused on integration planning for our merger of equals that we believe represents the best value for Wachovia and First Union shareholders.

First Union: (NYSE:FTU), with $253 billion in assets and stockholders' equity of $16 billion at March 31, 2001, is a leading provider of financial services to 15 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices in 11 East Coast states and Washington, D.C., and full-service brokerage offices in 47 states and internationally. Online banking products and services can be accessed through www.firstunion.com.

Wachovia: (NYSE:WB) is a major interstate financial holding company offering banking and financial services to individuals primarily in Florida, Georgia, North Carolina, South Carolina and Virginia and to corporations and institutions throughout the United States and globally. Wachovia Corporation is headquartered in Winston-Salem, N.C., and Atlanta, and had assets of $74 billion at December 31, 2000.

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information

The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration, and, on June 18, 2001, First Union filed an amended registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of First Union and Wachovia and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

First Union and Wachovia, and their respective directors and executive officers, and others may be deemed to be participants in the solicitation of proxies from the stockholders of First Union and Wachovia in connection with the merger. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in Wachovia's proxy statement on Schedule 14A, as filed with the SEC on March 19, 2001. Additional information regarding the interests of participants may be obtained by reading the registration statement and the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

                                       ###

JOHN MEDLIN DISCUSSES INDUSTRY CHANGES AND THE KEY TO PRESERVING WACHOVIA'S HERITAGE. THE STATEMENTS HEREIN REPRESENT THE CURRENT BELIEFS, OPINIONS AND EXPECTATIONS OF MR. MEDLIN.


John Medlin, former chairman and chief executive officer of Wachovia, recaps recent changes in the financial services industry and explains why the proposed merger of equals with First Union is the key to preserving Wachovia's heritage and why SunTrust's hostile takeover proposal would not achieve the same results.

         John Medlin, former chairman and chief executive officer of Wachovia, will be the first to point out that the financial services industry has changed dramatically since he retired in 1993. These changes have required financial service companies to evaluate their earnings constantly and to invest in new services as revenue growth slowed from traditional lines of business.
         "In the `70s and `80s earnings growth in banking primarily resulted from loans and deposits," Medlin said. "Loans and the deposits to fund them grew strongly, driven by a volatile, inflationary economy, high interest rates and deregulation of deposit rates. Careful management of credit risk and interest rate risk was the key to good interest spreads and steady earnings growth."
         In the `90s, however, inflation and interest rates were subdued, and consumers began to take advantage of other options for better returns on their investments, including the use of mutual funds. The growth and profit margin of traditional banking services moderated as customers funneled more and more money into mutual funds rather than into the deposits needed by banks to fund loan growth.
         "In the early `90s total core deposits in the banking system were around $2 trillion, while mutual fund assets were only $600 billion," Medlin said. "By 2000, core banking deposits had risen modestly to $2.5 trillion, while mutual fund assets had skyrocketed to $7 trillion in a fast rising stock market."
         Meanwhile, businesses began to meet more of their borrowing needs through alternatives to bank loans, including the use of capital markets.
         Wachovia anticipated these changes by entering the brokerage and mutual fund businesses in the late `80s and later began securitizing and selling mortgage, credit card and auto loans and offering capital markets services to meet customers' credit needs as growth in deposits slowed.
         In the 1990s CEO Bud Baker and Wachovia's senior executives conducted strategic studies that led to the expansion of capital markets, wealth management and other fee income business such as insurance sales.
         "These new lines of business could be built internally, bought or developed through a merger or partnership with another organization," Medlin said. "Due to the rapid pace of change and shareholder expectations, it became unrealistic to grow these lines of business fast enough internally. It was better to acquire or merge with companies that already had the necessary capabilities. That is why Wachovia has been acquiring companies such as Interstate/Johnson Lane, OFFITBANK, DavisBaldwin, Barry, Evans Josephs and Snipes, and Hamilton Dorsey Alston."

         More recently as Wachovia's senior executives considered additional alternatives to position the company better for the future and to strengthen lines of business with higher growth potential, they evaluated possible merger partners well positioned in faster growing business lines and markets.
         "As it turned out, our neighbor - First Union - was the best candidate," Medlin said. "People have said that a merger between Wachovia and First Union is unthinkable, but the once unthinkable seems to happen regularly in these unusual and fast-moving times.
         "For example, four of the previous five largest banks in New York City are one today. Manufacturers Hanover merged with Chemical. Then Chemical merged with Chase, and Chase merged with JP Morgan to form JP Morgan Chase."
         In addition, Medlin says many people are overlooking some key elements regarding Wachovia's compatibility with First Union.
         "Wachovia and First Union grew up in North Carolina, which always has allowed statewide branching. SunTrust grew up in Georgia and Florida where until the early `80s financial service companies had to have a separate bank in every county. Making the transition from a decentralized banking model to a centralized one takes years. SunTrust did not merge its 28 banks in Georgia and Florida into one until last year and the vestiges of the decentralized way of operating remain."
         The merger with First Union will give Wachovia a much stronger position in brokerage, mutual fund, wealth management and capital markets than would SunTrust. In addition, it will fill out Wachovia's Florida franchise; add a key presence and density in important growth markets along the East Coast; and provide the necessary size and scale for the future as the fixed cost of maintaining modern technology escalates.
         "To achieve its strategic goals, Wachovia needs to be among the five to 10 largest banks in the country," Medlin said. "The financial services industry is rapidly becoming more concentrated and more competitive. Wachovia's bank card business, the sale of which recently was announced, at $8 billion was the 12th largest in the country. Yet, it was having increasing difficulty competing with giant card companies.
         "The proposed merger of equals with First Union will make the new Wachovia the fourth largest banking company in the country. That, along with the other advantages that are expected, should solidify our standing as a formidable competitor long into the future and help preserve Wachovia's rich heritage and service culture.
         "For more than a century, the Wachovia name has been symbolic of soundness, progressiveness, integrity and a commitment to superior customer service. Through the proposed merger of equals with First Union, this legacy can live on. It is a bold and visionary move like those made by Wachovia pioneers Col. Francis Fries and Robert Hanes in earlier decades of the last century," Medlin concluded.